1 NASDAQ: ISTR Hovde Conference November 2017 Exhibit 99.1

FORWARD-LOOKING STATEMENTS 2 This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the Company’s current views with respect to, among other things, future events and financial performance. The Company generally identifies forward-looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based on the historical performance of the Company and its subsidiaries or on the Company’s current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by the Company that the future plans, estimates or expectations by the Company will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, the Company’s actual results may vary materially from those indicated in these statements. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. These factors include, but are not limited to, the following, any one or more of which could materially affect the outcome of future events: • business and economic conditions generally and in the financial services industry in particular, whether nationally, regionally or in the markets in which we operate; • our ability to achieve organic loan and deposit growth, and the composition of that growth; • changes (or the lack of changes) in interest rates, yield curves and interest rate spread relationships that affect our loan and deposit pricing; • the extent of continuing client demand for the high level of personalized service that is a key element of our banking approach as well as our ability to execute our strategy generally; • our dependence on our management team, and our ability to attract and retain qualified personnel; • changes in the quality or composition of our loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers; • inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; • the concentration of our business within our geographic areas of operation in Louisiana; and • concentration of credit exposure. These factors should not be construed as exhaustive. Additional information on these and other risk factors can be found in Item 1A. “Risk Factors” and Item 7. “Special Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the Securities and Exchange Commission. www.investarbank.com NASDAQ: ISTR We encourage everyone to visit the Investors Section of our website at www.investarbank.com, where we have posted additional important information such as press releases and SEC filings. We intend to use our website to expedite public access to time- critical information regarding the Company in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information.

COMPANY PROFILE AS OF SEPTEMBER 30, 2017 3 Shares Outstanding 8,704,562 Assets $1.5 billion Market Cap $209.8 million Net Loans $1.1 billion Price per Share $24.10 Deposits $1.1 billion Dividend Yield (YTD) 0.35% Tangible Equity $139.6 million Price/ Tangible Book Value 150.2% TE/TA 9.54% Price/LTM EPS 24.59 Net Income $5.9 million ROAA 0.62% ROAE 5.65% NPAs/Assets 0.46% Net Interest Margin 3.32% Cost of Funds 1.05% Market Data Financial Highlights

SENIOR MANAGEMENT John J. D’Angelo, President & CEO Christopher L. Hufft, Chief Financial Officer • Founding President and Chief Executive Officer • New Orleans native; graduate of Louisiana State University • Prior to founding Investar, Mr. D’Angelo was president and director of Aegis Lending Corporation, a mortgage lending company with operations in 46 states and the District of Columbia • Previously, Mr. D’Angelo held various senior positions at Hibernia National Bank (the predecessor to Capital One Bank, N.A.), focusing on the East Baton Rouge Parish, Louisiana, market • Current ownership of 1.9% • Joined the Bank in February 2014 as Chief Accounting Officer, and assumed the role of Chief Financial Officer in October of 2015. • Prior to joining the Bank, Mr. Hufft served for 9 years as the Vice President of Accounting at Amedisys, Inc., a publicly-traded home health and hospice company • Mr. Hufft, a licensed certified public accountant, also spent seven years in public accounting, serving both public and privately-held clients in the banking, healthcare and manufacturing sectors • B.S. Accounting – Louisiana State University Travis M. Lavergne, Chief Credit Officer • Served as Executive Vice President and Chief Credit Officer since March, 2013 and Chief Risk Management Officer since joining in July 2012 • Prior to joining the Bank, Mr. Lavergne was a Senior Examiner at the Louisiana Office of Financial Institutions from September 2005 to July 2012 • B.S. Finance – Louisiana State University • M.B.A. Southeastern Louisiana University 4

ACCOMPLISHMENTS SINCE IPO 5 Since IPO in June 2014, Investar has experienced significant progress : Completed Largest Acquisition Since Inception on July 1, 2017 and Announced an Additional Acquisition for 2017 Shifted from Consumer Loans to C&I and CRE Focus Maintained High Quality Organic Loan Growth Continued to Add Experienced Bankers in Key Areas Further Established in Four Key Louisiana Markets Transitioned from Transactional Banking to Relationship Banking

INVESTAR TIMELINE 6 $30 $66 $143 $174 $209 $279 $375 $635 $879 $1,032 $1,159 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Total Assets ($M) March 2017 Completed public offering of 1.6 million shares Issued $18.6 million in subordinated notes July 2017 Completed the acquisition of Citizens Bancshares August 2017 Announced the acquisition of BOJ Bancshares, Inc. June 2006 Chartered with an initial capitalization of $10.1 million FY 2008 Achieved profitability in second full year of operations May 2009 Opened second branch in Baton Rouge 2Q 2011 Opened two additional branches in Baton Rouge Market October 2011 Acquired South Louisiana Business Bank December 2012 Entered the New Orleans market through the purchase of two closed branch locations and hiring of local bankers May 2013 Entered the Hammond market through the acquisition of First Community Bank July 2013 Entered Lafayette market by opening a de novo branch July 2014 Completed initial public offering of 3.3 million shares August 2014 Opened additional branch in Baton Rouge market Note: Bank level data shown for 2006 through 2012 (holding company incorporated in 2013) June 2017 Opened additional branch in each of our Baton Rouge and New Orleans markets

INVESTAR SNAPSHOT

INVESTAR HOLDING CORPORATION

Company overview

- Chartered as a de novo commercial bank in June 2006 by John J. D'Angelo, the current President and Chief Executive Officer
- Completed initial public offering of 3.3 million shares in July 2014, generating net proceeds of $41.7 million
- Headquartered in Baton Rouge, LA, ISTR offers a wide range of commercial banking products to meet the needs of small to medium-sized businesses
- Completed acquisition of Citizens Bancshares, Inc. ("Citizens") on July 1, 2017 and announced the acquisition of BOJ Bancshares in August 2017
- ISTR currently operates 15 full service banking offices, including the 3 branch locations acquired from Citizens, located throughout its primary markets of Baton Rouge, New Orleans, Lafayette, and Hammond, Louisiana.
- Including deposits held at Citizens, ISTR is ranked 11th in the Louisiana market with $1.1 billion of total deposits as of June 30, 2016, and 7th for those headquartered in Louisiana
- Experienced management team that has generated strong organic growth complemented by three successful acquisitions since 2011
- Strong capital position and disciplined credit philosophy
- ISTR had 227 full-time equivalents as of September 30, 2017

Financial highlights

	As of and for the Year Ended		
	2014	2015	2016
Balance Sheet			
Total Assets	$879	$1,032	$1,159
Gross Loans	$726	$826	$893
Total Deposits	$628	$737	$908
Total Equity	$103	$109	$113
Profitability			
ROAA	0.73%	0.77%	0.71%
Net Interest Margin	3.85%	3.61%	3.32%
Efficiency Ratio[1]	74.90%	68.72%	66.25%
Capital			
TCE / TA	11.43%	10.32%	9.48%
Total Risk-Based Ratio	14.41%	12.72%	12.47%
Asset Quality			
NPAs / Loans & OREO	0.97%	0.42%	0.67%
NCOs / Avg. Loans	0.07%	0.05%	0.14%
NPLs / Loans	0.54%	0.32%	0.22%


ISTR (12)
Citizens Bancshares, Inc. (3)
BOJ Bancshares, Inc. (5)

Note: Dollars in millions, unless noted otherwise

(1) Efficiency ratio represents noninterest expenses divided by the sum of net interest income (before provision for loan losses) and noninterest income

7

ATTRACTIVE MARKETS

- ***Baton Rouge***
  - Louisiana's second largest market by deposits and the state capital, deemed the major industrial, medical, research, motion picture, and growing technology center of the American South
- ***Hammond***
  - Commercial hub of a large agricultural segment of Louisiana, bedroom community of New Orleans, and home to Southeastern Louisiana University with 5.26% population growth projected from 2017 to 2022
- ***Lafayette***
  - Louisiana's third largest city by population and deposits with 9.56% household income growth projected from 2017 to 2022
- ***New Orleans***
  - Louisiana's largest city by population and deposits and a hub of hospitality, healthcare, universities, and energy

Louisiana Deposit Market Share

2016 Rank	Institution (ST)	Branches	Deposits ($000)	Market Share (%)
1	JPMorgan Chase & Co. (NY)	147	17,299,155	17.78
2	Capital One Financial Corp. (VA)	131	16,926,353	17.39
3	Hancock Holding Co. (MS)	113	11,852,531	12.18
4	Regions Financial Corp. (AL)	103	7,358,196	7.56
5	IBERIABANK Corp. (LA)	78	6,866,575	7.06
6	Origin Bancorp Inc. (LA)	22	1,653,151	1.70
7	Red River Bancshares Inc. (LA)	21	1,411,881	1.45
8	MidSouth Bancorp Inc. (LA)	43	1,305,277	1.34
9	First Guaranty Bancshares Inc. (LA)	21	1,295,643	1.33
10	Gulf Coast Bank and Trust Co. (LA)	19	1,257,757	1.29
--	**Pro Forma ISTR/ Citizens/ BOJ Bancshares, Inc. (LA)**	**18**	**1,201,075**	**1.23**
11	**Pro Forma ISTR/ Citizens (LA)**	**13**	**1,080,177**	**1.11**
12	Home Bancorp Inc. (LA)	24	1,078,230	1.11
13	Louisiana Community Bancorp Inc. (LA)	25	1,020,091	1.05
14	Business First Bancshares Inc. (LA)	16	1,000,026	1.03
15	BancorpSouth Inc. (MS)	23	930,106	0.96
16	CB&T Holding Corp. (LA)	3	920,334	0.95
17	Citizens National Bancshares (LA)	12	739,604	0.76
18	One American Corp. (LA)	24	739,212	0.76
19	First Trust Corp. (LA)	11	700,373	0.72
20	Jeff Davis Bancshares Inc. (LA)	24	695,963	0.72
	Total For Institutions In Market	**1,510**	**97,318,053**	

Market Share Opportunity



ISTR 3.7%
Small & Mid-size Banks 33.1%
Large Banks 63.3%
Baton Rouge:
Total Deposits: $19.5 Billion
ISTR 3.4%
Large Banks 20.1%
Small & Mid-size Banks 76.5%
Hammond:
Total Deposits: $1.6 Billion
ISTR 1.1%
Large Banks 22.3%
Small & Mid-size Banks 76.6%
Lafayette:
Total Deposits: $10.8 Billion
ISTR 0.3%
Small & Mid-size Banks 47.0%
Large Banks 52.6%
New Orleans:
Total Deposits: $32.7 Billion

Note: Large banks defined as having over $50 billion in assets
Source: SNL Financial; Deposit data as of June 30, 2016

8

OPPORTUNISTIC ACQUISITIONS COMPLETED

Branch map


ISTR (12)
Citizens Bancshares, Inc. (3)
BOJ Bancshares, Inc. (5)
Fayette
Hazlehurst
Brookhaven
Homochitto National Forest
McComb
Columbia
Kentwood
Bogalusa
Oakdale
Eunice
Opelousas
Baton Rouge
Lafayette
Jennings
Abbeville
New Iberia
Slidell
Thibodaux
Houma
Bayou Vista
Morgan City
Grand Isle

Whole bank acquisitions

- Three whole bank transactions completed since 2011
- Processes and infrastructure established to analyze selective opportunities going forward

South Louisiana Business Bank

- Announced: June 2011
- Closed: October 2011
- 1 Branch in Prairieville, LA
- $31.5 million in gross loans and $38.6 million in deposits[1]

Rationale:

- Entered Ascension Parish with 3.4% deposit market share
- Capital accretive
- Management talent

First Community Bank

- Announced: January 2013
- Closed: May 2013
- 2 Branches – Hammond and Mandeville, LA
- $77.5 million in gross loans and $86.5 million in deposits[1]

Rationale:

- Recorded bargain purchase gain
- Initial entrance into Hammond market plus another location in the New Orleans MSA

Citizens Bancshares, Inc.

- Announced: March 2017
- Closed: July 2017
- 3 Branches – Evangeline Parish, LA
- $128.8 million in gross loans and $216.5 million in deposits[1]

Rationale:

- Further bolster core deposit base
- Initial entrance into Evangeline Parish market
- Profitable target with clean asset quality

(1) Based on fair values at time of closing

9

10 RECENTLY COMPLETED ACQUISITION OF CITIZENS BANCSHARES, INC. • Citizens is a historically profitable institution, with LTM ROAA of approximately 0.90% • Citizens offers ISTR an attractive deposit base, with noninterest-bearing deposits of approximately 20% of total deposits and cost of funds of 0.60% • Clean asset quality, with NPAs / Assets of 0.58% • Deal value equal to $45.8 million (100% cash consideration) • 128% of tangible book value at announcement • Closed on July 1, 2017 Transaction overview Citizens historical financial highlights For the Year Ended 2014 2015 2016 Balance Sheet Total Assets $247 $247 $245 Net Loans 124 126 127 Deposits 213 212 208 Noninterest-Bearing Deposits 20% 20% 20% Gross Loans / Deposits 59% 61% 62% Capital Total Equity $32 $34 $36 TCE / TA 13.00% 13.66% 14.51% Total Capital Ratio 30.80% 31.83% 33.63% Earnings & Profitability Net Income $2.3 $2.2 $2.2 ROAA 0.92% 0.88% 0.87% Net Interest Margin 3.08% 2.99% 3.09% Efficiency Ratio 58.9% 59.8% 61.3% Asset Quality NPAs / Assets 0.27% 0.37% 0.58% Reserves / Loans 1.53% 1.50% 1.49% NCOs / Average Loans 0.00% 0.00% 0.01% Note: Dollars in millions; bank level regulatory data shown for Citizens as of December 31, 2016

RECENTLY ANNOUNCED ACQUISITION OF BOJ BANCSHARES, INC.

INVESTAR HOLDING CORPORATION

Transaction overview

- ISTR announced the acquisition of BOJ Bancshares, Inc., a $150 million asset bank headquartered in Louisiana, on August 7, 2017
  - Expansion into East Baton Rouge Parishes, East Feliciana Parishes, and West Feliciana Parishes
  - BOJ bolsters ISTR's core deposit base, with noninterest-bearing deposits of approximately 27% of total deposits and cost of funds of 0.60%
  - BOJ has historically strong margins with NIM of 3.83% and yield on loans of 5.40%
- Deal value equal to $22.8 million[1] ($3.95 million of cash and 799,559 shares of ISTR common stock[2])
- Expected closing fourth quarter of 2017

BOJ historical financial highlights

	For the Year Ended		
	2014	2015	2016
Balance Sheet			
Total Assets	$140	$137	$155
Net Loans	100	97	106
Deposits	122	119	130
Noninterest-Bearing Deposits	22%	23%	28%
Gross Loans / Deposits	83%	82%	82%
Capital			
Total Equity	$17	$18	$19
TCE / TA	12.31%	13.11%	12.13%
Total Capital Ratio	20.01%	21.22%	19.71%
Earnings & Profitability			
Net Income[3]	$1.3	$0.9	$1.3
ROAA[3]	0.96%	0.65%	0.88%
Net Interest Margin	4.02%	3.87%	3.84%
Efficiency Ratio	64.2%	64.7%	65.5%
Asset Quality			
NPAs / Assets	1.32%	1.31%	1.89%
Reserves / Loans	1.02%	1.03%	0.90%
NCOs / Average Loans	0.28%	0.74%	0.21%

(1) Based on ISTR closing price of $23.55 on October 17, 2017
(2) Subject to adjustment based upon fluctuations in ISTR's average closing price for the ten consecutive trading days prior to the closing date
(3) S-Corp profitability adjusted for taxes assuming 35.0% tax rate
Note: Dollars in millions; bank level regulatory data shown for BOJ as of June 30, 2017

11

12 Total Assets (in thousands) *Represents the 4-year compounded annual growth rate for the four years ended December 31, 2016 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 Q 3 2 0 1 7 635 879 1,032 1,159 1,476 5 103 81 Assets Held for Sale

13 Total Loans oan (in millions) * Growth % excludes Loans HFS 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 Q 3 2 0 1 7 504 623 745 893 1,1115 103 81 Loans Held for Sale 23.5%* 19.7%* 19.9%* 24.3%

LOAN COMPOSITION 14 (dollars in thousands) Amount % Amount % Amount % Amount % Mortgage loans on real estate Construction and land development 81,863$ 11.0% 90,737$ 10.2% 122,501$ 11.0% 31,764$ 35.0% 1-4 Family 156,300 21.0 177,205 19.8 252,003 22.7 74,798 42.2 Multifamily 29,694 4.0 42,759 4.8 50,770 4.6 8,011 18.7 Farmland 2,955 0.4 8,207 0.9 14,130 1.3 5,923 72.2 Commercial real estate Owner-occupied 137,752 18.5 180,458 20.2 217,369 19.6 36,911 20.5 Nonowner-occupied 150,831 20.2 200,258 22.4 245,053 22.0 44,795 22.4 Commercial and industrial 69,961 9.4 85,377 9.6 125,230 11.3 39,853 46.7 Consumer 116,085 15.5 108,425 12.1 83,465 7.5 (24,960) (23.0) Total loans 745,441$ 100% 893,426$ 100% 1,110,521$ 100% 217,095$ 24.3% Loans held for sale 80,509 - - - Total gross loans 825,950$ 893,426$ 1,110,521$ 217,095$ Increase/(Decrease) 2015 2016 December 31, September 30, 2017

LOAN COMPOSITION September 30, 2017 15 Total Loans: $1.1 billion Yield on loans: 4.66% 47% of CRE is owner-occupied

LOAN COMPOSITION Business Lending Portfolio1 16 (1) Business lending portfolio includes owner-occupied CRE and C&I loans as of September 30, 2017 Total Business Lending Portfolio1: $342.6 million

CREDIT METRICS 17 NPAs / Total Loans + OREO NCOs / Average Loans Peers¹ Investar Peers¹ Investar (1) Peer group consists of UBPR peers produced by the FFIEC and defined by a combination of asset size, number of branches and location in a Metropolitan Statistical Area; peer information not yet available for Q3 2017.

(1) Total loans excludes loans held for sale, if applicable, allowance for loan losses, and acquired loans DISCIPLINED LENDING 18 At September 30, 2017: • Reserves / Total Loans¹: 0.77% Reserves / Total Loans¹ Reserves / NPLs Provision Expense / NCOs

DEPOSIT COMPOSITION AND GROWTH Deposit Composition ¹ ($1.1 billion) Target: 20% of total deposits are noninterest-bearing • Treasury Management • Small Business Banking • Focus on Relationship Banking • Strategic Acquisitions (1) As of September 30, 2017 Cost of funds of interest-bearing deposits: 0.95% Annualized Growth in noninterest-bearing deposits: 29% 19

DEPOSIT COMPOSITION AND GROWTH Total Deposits1 (1) Based on the deposit balances for each of the five years ended December 31, 2016 20 CAGR1: 31.8%

FINANCIAL HIGHLIGHTS

Amounts in thousands, except share data	Nine Months Ended September 30, 2017	Year Ended December 31, 2016	2015	2014
Financial Highlights				
Total Assets	$1,476,423	$1,158,960	$1,031,555	$879,354
Gross Loans[(1)]	$1,110,521	$893,846	$825,950	$726,186
Total Deposits	$1,101,362	$907,787	$737,406	$628,118
Total Stockholders' Equity	$152,876	$112,757	$109,350	$103,384
Shares Outstanding	8,704,562	7,101,851	7,264,282	7,262,085
Capital Ratios				
Tangible Equity / Tangible Assets	9.54%	9.48%	10.32%	11.43%
Tier 1 Leverage Ratio	10.13%	10.10%	11.39%	12.61%
Total Capital Ratio	14.32%	12.47%	12.72%	14.41%
Asset Quality Ratios				
NPAs / Total Assets	0.41%	0.52%	0.30%	0.69%
NPLs / Loans	0.20%	0.22%	0.32%	0.54%
Loan Loss Reserves / Total Loans	0.77%	0.79%	0.82%	0.74%
Loan Loss Reserves / NPLs	541.6%	356.2%	254.2%	138.6%
NCOs / Avg Loans	0.06%	0.14%	0.05%	0.07%
Performance Ratios				
Net Income	$5,918	$7,880	$7,073	$5,397
ROAE	5.65%	6.99%	6.60%	6.80%
ROAA	0.62%	0.71%	0.77%	0.73%
Net Interest Margin	3.32%	3.32%	3.61%	3.85%
Efficiency Ratio[(2)]	69.84%	66.25%	68.72%	74.90%
Per Share Data				
Tangible Book Value per Share	$16.04	$15.42	$14.62	$13.79
Diluted Earnings per Share	$0.24	$1.10	$0.97	$0.93

(1) Gross loans includes loans held for sale (HFS)
(2) Efficiency ratio represents noninterest expense divided by the sum of net interest income (before provision for loan losses) and noninterest income.

21

PERFORMANCE METRICS 22 Net Interest Margin N e t In te re st M ar gi n ( % ) (1) Return on average assets was adjusted for the bargain purchase gain recognized in 2013, and the net effect of the Company’s investment in a tax credit entity recognized in 2014. Return on Average Assets R O A A ( % )1

PERFORMANCE METRICS 23 Expense Ratios C o re E ff ic ie n cy R atio ( % ) N o n in te re st E xp e n se / A vg . A ssets ( % ) September 30, 2013 2014 2015 2016 2017 Employees 167 179 165 152 227 Locations 10 11 11 10 15 December 31,

PROFITABILITY 24 Net Income and Diluted Earnings Per Share N e t Inc o m e (T h o u sa n d s) Ea rn in gs p e r Sh ar e Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 $0.27 $0.26 $0.27 $0.22 $0.29 Core Earnings Per Share

INVESTMENT OPPORTUNITY 25 Management 1 Market 2 Growth 3 Asset Quality 4 Profitability 5 • Legacy team with proven industry expertise tied to the Southern Louisiana region • Continue to add experienced bankers in new and existing markets • Southern Louisiana focus with complementary new market expansion • Loan portfolio diversity • Disciplined credit philosophy – legacy delinquencies less than 1% • Expected to increase as investment in infrastructure has already been made • Leverage existing infrastructure in core markets • Limited de novo branching • Opportunistic, disciplined acquisition strategy • Focus on relationship banking

26 APPENDIX

NON-GAAP FINANCIAL MEASURES

INVESTAR HOLDING CORPORATION

Tangible book value per share and the ratio of tangible equity to tangible assets are not financial measures recognized under GAAP and, therefore, are considered non-GAAP financial measures. Our management, banking regulators, many financial analysts and other investors use these non-GAAP financial measures to compare the capital adequacy of banking organizations with significant amounts of preferred equity and/or goodwill or other intangible assets, which typically stem from the use of the purchase accounting method of accounting for mergers and acquisitions. Tangible equity, tangible assets, tangible book value per share or related measures should not be considered in isolation or as a substitute for total stockholders' equity, total assets, book value per share or any other measure calculated in accordance with GAAP. Moreover, the manner in which we calculate tangible equity, tangible assets, tangible book value per share and any other related measures may differ from that of other companies reporting measures with similar names. The following table reconciles, as of the dates set forth below, stockholders' equity (on a GAAP basis) to tangible equity and total assets (on a GAAP basis) to tangible assets and calculates our tangible book value per share.

	December 31,				September 30,
Dollar values in thousands except per share amounts	2013	2014	2015	2016	2017
Total Stockholders' Equity - GAAP	$ 55,483	$ 103,384	$ 109,350	$ 112,757	$ 152,876
Adjustments					
Goodwill	2,684	2,684	2,684	2,684	11,357
Other Intangibles	573	532	491	550	1,914
Tangible Equity	$ 52,226	$ 100,168	$ 106,175	$ 109,523	$ 139,605
Total Assets - GAAP	$ 634,946	$ 879,354	$ 1,031,555	$ 1,158,960	$ 1,476,423
Adjustments					
Goodwill	2,684	2,684	2,684	2,684	11,357
Other Intangibles	573	532	491	550	1,914
Tangible Assets	$ 631,689	$ 876,138	$ 1,028,380	$ 1,155,726	$ 1,463,152
Total Shares Outstanding					
Book Value Per Share	$ 14.06	$ 14.24	$ 15.05	$ 15.88	$ 17.56
Effect of Adjustment	(0.82)	(0.45)	(0.43)	(0.46)	(1.52)
Tangible Book Value Per Share	$ 13.24	$ 13.79	$ 14.62	$ 15.42	$ 16.04
Total Equity to Total Assets	8.74%	11.76%	10.60%	9.73%	10.35%
Effect of Adjustment	(0.47)	(0.33)	(0.28)	(0.25)	(0.81)
Tangible Equity to Tangible Assets	8.27%	11.43%	10.32%	9.48%	9.54%

27

NON-GAAP FINANCIAL MEASURES 28 Dollar values in thousands except per share amounts 12/31/2013 12/31/2014 12/31/2015 12/31/2016 9/30/2017 Net interest income (x) 19,012$ 26,694$ 31,458$ 34,739$ 29,700$ Provision for loan losses 1,026 1,628 1,865 2,079 1,145 Adjusted net interest income after provision for loan losses 17,986 25,066 29,593 32,660 28,555 Noninterest income (v) 5,354 5,860 8,344 5,468 2,853 Gain on sale of investment securities (449) (340) (489) (443) (242) Bargain purchase gain (906) - - - - Gain on sale of fixed assets - (3) (15) (1,266) (184) Gain (loss) on sale of other real estate owned (97) (230) 105 (13) (32) Core noninterest income (y) 3,902 5,287 7,945 3,746 2,395 Noninterest expense (w) 19,024 24,384 27,353 26,639 22,734 Severance - - (226) (26) (81) Acquisition expense (250) - - - (1,049) Impairment on investment in tax credit entity - (690) (54) - - Writedown of reposessed equipment - - - - (143) Customer reimbursements - - - (584) - Core noninterest expense (z) 18,774 23,694 27,127 26,029 21,461 Core earnings before income tax expense 3,114 6,659 10,411 10,377 9,489 Core income tax expense 813 2,184 3,456 3,258 3,018 Core earnings 2,301$ 4,475$ 6,955$ 7,119$ 6,471$ Core Efficiency ratio (z)/(x+y) 81.93% 74.09% 68.85% 67.63% 66.87% Efficiency ratio (w)/(x+v) 78.08% 74.90% 68.72% 66.25% 69.84%

NON-GAAP FINANCIAL MEASURES

Dollar values in thousands except per share amounts	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017
Net interest income	8,753	8,781	8,860	9,302	11,538
Provision for loan losses	450	375	350	375	420
Net interest income after provision for loan losses	8,303	8,406	8,510	8,927	11,118
Noninterest income	1,029	896	885	801	1,167
Gain on sale of investment securities, net	(204)	(15)	(106)	(109)	(27)
Gain (loss) on sale of other real estate owned, net	-	(2)	(5)	10	(37)
Gain on sale of fixed assets, net	-	(14)	(23)	(1)	(160)
Core noninterest income	825	865	751	701	943
Core earnings before noninterest expense	9,128	9,271	9,261	9,628	12,061
Noninterest expense	6,548	6,603	6,684	6,928	9,122
Severance	-	-	(82)	-	-
Acquisition expense	-	-	(145)	(80)	(824)
Core noninterest expense	6,548	6,603	6,457	6,848	8,298
Core earnings before income tax expense	2,580	2,668	2,804	2,780	3,763
Core income tax expense	692	851	917	871	1,228
Core earnings before income tax expense	1,888	1,817	1,887	1,909	2,535
Core basic earnings per share	0.27	0.26	0.28	0.22	0.29
Diluted earnings per share (GAAP)	0.29	0.26	0.26	0.22	0.24
Gain on sale of investment securities, net	(0.02)	-	(0.01)	(0.01)	-
Gain (loss) on sale of other real estate owned, net	-	-	-	-	-
Gain on sale of fixed assets, net	-	-	-	-	(0.01)
Severance	-	-	0.01	-	-
Acquisition expense	-	-	0.01	0.01	0.06
Core diluted earnings per share	0.27	0.26	0.27	0.22	0.29

29

INCOME STATEMENT

INVESTAR HOLDING CORPORATION

(dollars in thousands, except share data)	Year Ended December 31,				Nine Months Ended	
	2013	2014	2015	2016	Q3 2017	Q3 2016
INTEREST INCOME						
Interest and fees on loans	$ 21,686	$ 29,979	$ 35,076	$ 39,380	$ 33,456	$ 29,277
Interest on investment securities	756	1,339	2,189	3,565	3,627	2,667
Other interest income	30	50	75	207	296	146
TOTAL INTEREST INCOME	22,472	31,368	37,340	43,152	37,379	32,090
INTEREST EXPENSE						
Interest on deposits	3,204	4,273	5,250	7,182	5,817	5,212
Interest on borrowings	256	402	632	1,231	1,862	920
TOTAL INTEREST EXPENSE	3,460	4,675	5,882	8,413	7,679	6,132
NET INTEREST INCOME	19,012	26,694	31,458	34,739	29,700	25,958
PROVISION FOR LOAN LOSSES	1,026	1,628	1,865	2,079	1,145	1,704
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	17,986	25,066	29,593	32,660	28,555	24,254
NON-INTEREST INCOME						
Service charges on deposit accounts	214	305	380	343	474	264
Gain on sale of investment securities, net	449	340	489	443	242	428
Gain on sale of assets, net	346	3,682	4,278	1,684	184	1,252
Bargain purchase gain	906	-	-	-	-	-
Servicing fees and fee income on serviced loans	2,843	885	2,543	2,087	1,153	1,638
Other operating income	596	648	654	911	800	990
TOTAL NON-INTEREST INCOME	5,354	5,860	8,344	5,468	2,853	4,572
INCOME BEFORE NON-INTEREST EXPENSE	23,340	30,926	37,937	38,128	31,408	28,826
NON-INTEREST EXPENSE						
Salaries and employee benefits	11,772	14,565	16,398	15,609	13,195	11,708
Impairment on investment in tax credit entity	-	690	54	11	-	-
Operating expenses	7,252	9,129	10,901	11,019	9,539	8,328
TOTAL NON-INTEREST EXPENSE	19,024	24,384	27,353	26,639	22,734	20,036
INCOME BEFORE INCOME TAX EXPENSE	4,316	6,542	10,584	11,489	8,674	8,790
INCOME TAX EXPENSE	1,148	1,145	3,511	3,609	2,756	2,758
NET INCOME	$ 3,168	$ 5,397	$ 7,073	$ 7,880	$ 5,918	$ 6,032
Basic earnings per share	$ 0.86	$ 0.98	$ 0.98	$ 1.11	$ 0.72	$ 0.85
Diluted earnings per share	$ 0.81	$ 0.93	$ 0.97	$ 1.10	$ 0.71	$ 0.84

30